FIRST EAGLE VARIABLE FUNDS

First Eagle Overseas Variable Fund

1345 Avenue of the Americas

New York, New York 10105

(800) 334-2143

SUPPLEMENT DATED OCTOBER 22, 2007

TO PROSPECTUS DATED APRIL 30, 2007

This Supplement is intended to highlight certain changes to the Prospectus dated April 30, 2007 and supersedes in full that previous Prospectus Supplement dated May 10, 2007.

Mr. Jean-Marie Eveillard is the portfolio manager and has sole management responsibility for First Eagle Overseas Variable Fund’s investment portfolio. Mr. Eveillard is supported in his duties by a team of investment professionals employed by the investment adviser.

This information replaces the corresponding information on page 5 of the Prospectus. Please disregard any contrary references in the Prospectus or in previous Prospectus Supplements.

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The information in this Supplement modifies the First Eagle Variable Funds’ Prospectus dated April 30, 2007. This information also modifies, and supersedes in full, that previous Prospectus Supplement dated May 10, 2007. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information relevant to that section of the Prospectus entitled “The Adviser”.